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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 14, 1999



                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                   0-21229                 36-3640402
(State or other juris-      (Commission file           (IRS employer
diction of incorporation)        number)            identification number)



                            28161 North Keith Drive
                          Lake Forest, Illinois 60045
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (847) 367-5910



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     ITEM 2. Acquisition or Disposition of Assets

     On April 14, 1999, Stericycle, Inc. (the "Company") entered into agreements with Allied Waste Industries, Inc. ("Allied") pursuant to which the Company will acquire all of the medical waste management operations of Browning-Ferris Industries, Inc. ("BFI") in the United States, Canada and Puerto Rico, and, in addition, all of Allied's medical waste management operations, for $440 million in cash. Allied is in the process of acquiring BFI in a $9.1 billion merger.

     The Company's acquisition of BFI's and Allied's medical waste management operations is contingent upon Allied's completion of its acquisition of BFI, and is expected to close concurrently with or shortly following the closing of Allied's acquisition. The Company's acquisition is also subject to a number of other conditions, including, among these conditions, regulatory clearance and receipt of the financing necessary to complete the acquisition.

     Copies of the stock purchase and asset purchase agreements between the Company and Allied are filed as exhibits to this Report. A copy of the joint press release by the Company and Allied announcing the transaction on April 15, 1999 is also filed as exhibit to this Report.

     The source of funds for the Company's acquisition has not yet been determined. There is no material relationship between the Company (or any officer, director or affiliate of the Company or any associate of any such officer or director) and Allied. The Company intends to use the assets acquired in the conduct of the Company's own medical waste management operations.

     ITEM 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     It is impracticable at present to file any of the financial statements for the business to be acquired that are required to be filed for the periods specified in Rule 3-05 of Regulation S-X (17 C.F.R. 210.3-05(b)). The Company intends to file these financial statements by an amended Report on Form 8-K/A as soon as practicable.

     (b) Pro Forma Financial Information

     It is impracticable at present to file any of the pro forma financial information that is required to be filed pursuant to Article 11 of Regulation S-X. The Company intends to file this financial information by an amended Report on Form 8-K/A as soon as practicable.

     (c) Exhibits

     The following exhibits are filed with this Report:

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EXHIBIT NO.                DESCRIPTION

  2.1 Stock Purchase Agreement, dated as of April 14, 1999, between Allied Waste Industries, Inc. and Stericycle, Inc.

  2.2 Asset Purchase Agreement, dated as of April 14, 1999, between Allied Waste Industries, Inc. and Stericycle, Inc.

  99 Press release dated April 15, 1999 issued by Stericycle, Inc. and Allied Waste Industries, Inc.

     Exhibit 2.1 omits Exhibits A ("Scope of Audit of Medical Waste Operations"), B ("First Rights Agreement") and C ("Transition Agreement") and Schedules 6.1 ("Conduct of the Business by the Company Pending Closing") and 6.5(e) ("Executives"); Exhibit 2.2 omits Exhibits A ("First Rights Agreement") and B ("Transition Agreement") and Schedules 6.1 ("Conduct of the Business by the Company Pending Closing") and 6.5(e) ("Executives"). In accordance with Item 601(b)(2) of Regulation S-K (17 C.F.R. 229.601(b)(2)), the Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon its request.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:   April 23, 1999.


                                   STERICYCLE,  INC.



                                   By /s/ Richard T. Kogler
                                     ----------------------------------------
                                       Richard T. Kogler
                                       Chief Operating Officer

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                                 EXHIBIT INDEX


                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT  DESCRIPTION                                                    PAGE
-------  -----------                                                ------------
  2.1    Stock Purchase Agreement, dated as of April 14, 1999,
         between Allied Waste Industries, Inc. and Stericycle,
         Inc......................................................
  2.2    Asset Purchase Agreement, dated as of April 14, 1999,
         between  Allied Waste Industries, Inc. and Stericycle,
         Inc......................................................
  99     Press release dated April 15, 1999 issued by Stericycle,
         Inc. and Allied Waste Industries, Inc....................



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